NOMURA PARTNERS FUNDS, INC.

SUPPLEMENT DATED MARCH 17, 2009,

TO THE PROSPECTUS DATED DECEMBER 23, 2008,

AS SUPPLEMENTED JANUARY 14, 2009

This Supplement supersedes and replaces prior supplements. It provides new and additional information beyond that which is contained in the Prospectus. Please keep this Supplement and read it together with the Prospectus.

INDIA FUND

Effective March 6, 2009, the India Fund was closed to new investors.

INTERNATIONAL 130/30 EQUITY FUND

The public launch of the International 130/30 Equity Fund has been delayed and shares of the International 130/30 Equity Fund are not currently available to new investors.

GREATER CHINA FUND

Ronnie Cheung is no longer a portfolio manager sharing primary responsibility for managing the Greater China Fund. Accordingly, the references to Mr. Cheung in the Prospectus on page 55 are hereby deleted in their entirety. Kingston Lee (Lead) and Shen Xiao Min continue to share primary responsibility for managing the Greater China Fund.

INTERNATIONAL EQUITY FUND

Effective March 16, 2009, Emmanuel Raymond replaced Dean Sullivan as a portfolio manager sharing primary responsibility for managing the International Equity Fund. Accordingly, the following information replaces the table and first paragraph appearing in the section entitled “International Equity Fund” under the heading “Management of the Funds” on pages 57-58 of the Prospectus:

Two individuals at NAM UK share primary responsibility for managing the International Equity Fund.

Portfolio Managers	Since	Recent Professional Experience
Richard Bisson (Lead)	2008	Head of Investments at NAM UK since 1994 and Director of NAM UK since 1997. He has also served as chairman of the Global Equity Strategy Committee from 2003 to 2008.
Emmanuel Raymond	March 16, 2009	Portfolio Manager, European Equities at NAM UK since 2007. Prior to joining NAM UK, he was a Director of the Institut D’Analyse Financière, Paris since 2006. From 1997 through 2006, he worked for Merrill Lynch Investment Managers, London. Joining as an Equity Analyst, he became a European Equity Portfolio Manager in 2001.

Mr. Bisson is the lead manager for the International Equity Fund, supported by Mr. Raymond. Mr. Bisson and Mr. Raymond use the resources of a team of portfolio managers and analysts. Each drives decisions for their respective part of the Fund’s portfolio (e.g., Japan, Pacific Basin ex Japan, emerging markets, and smaller capitalization companies). Mr. Bisson and Mr. Raymond jointly decide the allocation of the Fund and are responsible for final structure.

INVESTMENT COMPANY ACT FILE NO: 811-01090	NOM-SP-001-0309

NOMURA PARTNERS FUNDS, INC.

SUPPLEMENT DATED MARCH 17, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 23, 2008,

AS SUPPLEMENTED JANUARY 16, 2009

This Supplement provides new and additional information beyond that which is contained in the Statement of Additional Information. Please keep this Supplement and read it together with the Prospectus and Statement of Additional Information (“SAI”).

GREATER CHINA FUND

Ronnie Cheung is no longer a portfolio manager sharing primary responsibility for managing the Greater China Fund. Accordingly, all references to Mr. Cheung on page 31 of the SAI are hereby deleted in their entirety. Kingston Lee (Lead) and Shen Xiao Min continue to share primary responsibility for managing the Greater China Fund.

INTERNATIONAL EQUITY FUND

Effective March 16, 2009, Emmanuel Raymond replaced Dean Sullivan as a portfolio manager sharing primary responsibility for managing the International Equity Fund. Accordingly, the following information replaces the section entitled “International Equity Fund” under the heading “Portfolio Managers” on pages 38-39 of the SAI:

International Equity Fund

Two portfolio managers of NAM UK are primarily responsible for the management of the International Equity Fund: Mr. Richard Bisson and Mr. Emmanuel Raymond.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2008 for Mr. Bisson and as of February 28, 2009 for Mr. Raymond.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Bisson	0	0	1 $85,000,000	0	0	0
Emmanuel Raymond	0	1 $21,600,000	1 $34,300,000	0	0	0

Securities Ownership of Portfolio Managers. As of September 30, 2008, Mr. Bisson did not own beneficially any securities issued by the Fund and as of February 28, 2009, Mr. Raymond did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. For each portfolio manager listed above, compensation consists of base salary, discretionary bonus and a defined contribution pension plan.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed after completion of the formal performance appraisal process. In order to appraise each portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

The defined contribution pension plan is as for all other employees.

Discretionary Compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus, determined as below:

For Richard Bisson, the bonus has no fixed formula but is dependent on the overall investment performance of the investment team, the general development of the business and growth in assets under management. Bonus may consist of cash and shares of Nomura Holdings, Inc. His compensation is not directly related to the performance or size of any specific portfolio.

For Emmanuel Raymond, the bonus depends on an evaluation of quantitative and qualitative factors. Quantitative factors are tied to the investment performance of specific portfolios with appropriate hurdles set relative to the portfolios’ specific benchmarks. In evaluating performance for the Fund, NAM UK will utilize the performance of the MSCI EAFE Index as the benchmark. Performance is evaluated on a pre-tax basis over one and three years, with an equal weighting given to each. Asset size is not part of the formula, but is considered under the qualitative element. Bonus is paid in cash.

The defined contribution pension plan is as for all other employees.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NAM UK has an incentive fee arrangement or other interest with respect to one account than does not exist with respect to other accounts.

INVESTMENT COMPANY ACT FILE NO: 811-01090